SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SeraCare Life Sciences, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SERACARE LIFE SCIENCES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On February 10, 2005

SeraCare Life Sciences hereby invites you, as one of our shareholders, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at the Four Seasons Aviara Resort, 7100 Four Seasons Point, Carlsbad, CA 92009 at 9:00 a.m., local time, for the purpose of considering and acting upon the following matters:

1.	Electing all of our directors for the ensuing year;

2.	Approving an amendment to the 2001 Stock Incentive Plan to increase the number of shares available for award grants under the plan;

3.	Approving the Employee Stock Purchase Plan; and

4.	Transacting any other business that may properly come before the meeting.

Only shareholders of record at the close of business on December 20, 2004 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.

By Order of the Board Of Directors

Jerry L. Burdick Secretary

Oceanside, California

January 10, 2005

YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE FURNISHED FOR THAT PURPOSE.

SERACARE LIFE SCIENCES

1935 Avenida del Oro

Oceanside, California 92056

(760) 806-8922

PROXY STATEMENT

The board of directors of SeraCare Life Sciences, Inc. (“SeraCare Life Sciences”) is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Thursday, February 10, 2005, at 9:00 a.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The meeting will be held at the Four Seasons Aviara Resort, 7100 Four Seasons Point, Carlsbad, CA 92009. These proxy solicitation materials were mailed on or about January 10, 2005 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What am I being asked to vote on?

A:	(1) The election of nominees to serve on our board of directors;

(2)	The approval of an amendment to the 2001 Stock Incentive Plan to increase the number of shares available for award grants under the plan; and

(3)	The approval of the Employee Stock Purchase Plan.

Q:	How does the board recommend I vote on this proposal?

A:	Our board of directors recommends: a vote FOR each of the nominees for director; FOR approval of the amendment to the 2001 Stock Incentive Plan; and FOR the approval of the Employee Stock Purchase Plan.

Q:	Who is entitled to vote?

A:	The record date for the annual meeting is December 20, 2004. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q:	How do I vote?

A:	If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via telephone or the internet following the instructions on the enclosed proxy card, or attend and vote at the annual meeting in person.

Q:	What if my shares are held by a broker?

A:	If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	Can I revoke my proxy later?

A:	Yes. You have the right to revoke your proxy at any time before the annual meeting by:

(1)	delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of SeraCare Life Sciences before the annual meeting, or

(2)	attending the annual meeting and voting in person.

However, if you have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q:	How many shares can vote?

A:	As of the close of business on the record date of December 20, 2004, 9,914,448 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:	How is a quorum determined?

A:	For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q:	What constitutes a quorum?

A:	A quorum is a majority of the voting power of the shares entitled to vote at the annual meeting. Because there were 9,914,448 shares of common stock of our company outstanding as of the record date, we will need holders of at least 4,957,225 shares of common stock of our company present in person or by proxy at the annual meeting for a quorum to exist.

Q:	What is required to approve each proposal?

A:	A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the eight (8) nominees receiving the largest number of votes cast will be elected. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the election of directors.

To approve each of the amendment to the 2001 Stock Incentive Plan and the Employee Stock Purchase Plan, holders of a majority of the shares represented at the annual meeting and voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the applicable proposal. With respect to these proposals, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on these matters.

Q:	What are Broker Non-Votes?

A:	“Broker non-votes” are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR approval of the amendment to the 2001 Stock Incentive Plan, FOR approval of the Employee Stock Purchase Plan and FOR each of the director nominees named in this proxy statement. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker’s lack of authority to vote, we will treat the shares as present and count the shares as votes FOR approval of the amendment to the 2001 Stock Incentive Plan, FOR approval of the Employee Stock Purchase Plan and FOR each of the director nominees named in this proxy statement.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxyholders, Michael F. Crowley Jr. and Tim T. Hart, to vote on those matters at their discretion.

Q:	What if a quorum is not present at the meeting?

A:	If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:	How much stock do SeraCare Life Sciences’ directors and executive officers own?

A:	As of December 20, 2004, our current directors and executive officers collectively had beneficial ownership (excluding options and warrants) of 1,280,886 shares, constituting approximately 12.9% of our outstanding shares. These persons have indicated that they currently intend to vote the shares held by them FOR approval of the amendment to the 2001 Stock Incentive Plan, FOR approval of the Employee Stock Purchase Plan and FOR each of the director nominees named in this proxy statement.

Q:	Who will bear the costs of this solicitation?

A:	We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2005 annual meeting. The board of directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as directors of each of the eight persons named below as nominees. If any nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Director Nominees and Executive Officers

Set forth below are the names, ages, positions and offices held with us (if any), and principal occupations and employment during the past five years, of our director nominees and executive officers.

Name	Age	Position	Director/ Officer Since
Barry D. Plost	58	Chairman of the Board	1998
Michael F. Crowley Jr.	37	Director, President and Chief Executive Officer	2000
Tim T. Hart	47	Chief Financial Officer	2003
Jerry L. Burdick	65	Director and Secretary	1998
Samuel Anderson	69	Director	2001
Ezzat Jallad	42	Director	2001
Dr. Nelson Teng	58	Director	2001
Robert J. Cresci	61	Director	2001
Dr. Bernard Kasten	58	Director	2001

Barry D. Plost began serving as Chairman of the board of directors and Chief Executive Officer of our company when Biomat USA, Inc. (formerly known as SeraCare, Inc.) acquired our company in February 1998. From the time of our spin-off from Biomat USA in September 2001 until July 10, 2002, Mr. Plost served as our interim Chief Executive Officer. Mr. Plost has served as Chairman, President and Chief Executive Officer of Biomat USA, Inc. since February 6, 1996. Mr. Plost also serves on the PPTA Source board of directors of the Plasma Protein Therapeutics Association. Mr. Plost also serves on the board of Probitas Pharma S.A. and is a member of its Executive Committee. Probitas Pharma S.A. is the parent company of Instituto Grifols S.A., which purchased Biomat USA, and is a supplier to SeraCare Life Sciences. Mr. Plost also became a consultant to the Company effective October 1, 2004.

Michael F. Crowley Jr. was elected to the board of directors on July 10, 2002 the same time he was appointed Chief Executive Officer. From November 2000 until his appointment as our Chief Executive Officer, Mr. Crowley served as our President and Chief Operating Officer. Prior to his role as President, Mr. Crowley served as our Vice President of Operations from January 1998 to November 2000. Mr. Crowley has been employed by the company since 1986.

Jerry L. Burdick has served as our Secretary and a member of our board of directors since February 1998. From February 1998 until January 9, 2002, Mr. Burdick also served as our Chief Financial Officer and Executive Vice President. At Biomat USA, Mr. Burdick served as Executive Vice President, Secretary and a director from December 1, 1995 until July 31, 2004, and as Chief Financial Officer from December 1, 1995 through September 8, 1999, as Acting Chief Financial Officer from November 30, 1999 through December 31, 1999 and was reappointed Chief Financial Officer effective January 1, 2000, a position he held until July 31, 2004. Mr. Burdick became a consultant to the Company beginning in August 2004. Mr. Burdick is a Certified Public Accountant in the State of California and has held senior financial positions with various companies including International Rectifier Corporation and Getty Oil Company.

Samuel Anderson has served as a member of our board of directors since September 25, 2001. Mr. Anderson entered into a Consulting Agreement in April 2002 with SeraCare Life Sciences to offer advisory services to our Chief Executive Officer. Mr. Anderson was a director of and consultant to Biomat USA from April 1996 to September 2001. Mr. Anderson also serves on the boards of Cytologic, Inc. and Cypress Bioscience, Inc.

Ezzat Jallad has served as a member of our board of directors since September 25, 2001. Mr. Jallad was a director of Biomat USA from October 1996 to September 2001. For the last five years, Mr. Jallad has been Executive Vice President of FCIM Corp. Mr. Jallad also serves on the board of Chili-Up, Inc.

Dr. Nelson Teng has served as a member of our board of directors since September 25, 2001. Dr. Teng was a director of Biomat USA from January 1997 to September 2001. Dr. Teng has been the director of Gynecologic Oncology and Associate Professor of Gynecology and Obstetrics at Stanford University School of Medicine since 1981. Dr. Teng also co-founded ADEZA Biomedical in 1984 and UNIVAX Biologics in 1988. In addition, Dr. Teng has served as a scientific advisor and consultant to several biotechnology companies and venture capital firms and has authored over 100 publications and 15 patents. Dr. Teng currently serves on the boards of several private companies.

Robert J. Cresci has served as a member of our board of directors since September 25, 2001. Mr. Cresci was a director of Biomat USA from April 1998 to September 2001. Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the boards of Sepracor, Inc., Luminex Corporation, j2 Global Communications, Inc., Continucare Corporation and several private companies.

Dr. Bernard Kasten has served as a member of our board of directors since September 25, 2001. Dr. Kasten was a director of Biomat USA from March 2001 to September 2001. Dr. Kasten is Vice President of Medical Affairs for MedPlus Incorporated, a subsidiary of Quest Diagnostics, Inc. He joined Quest Diagnostics in 1996 as Vice President of Business Development for Medicine and Science. Dr. Kasten also serves on the Board of Directors for Siga Technologies, Inc. and several private companies.

Tim T. Hart was appointed Chief Financial Officer of our company on May 20, 2003. Prior to joining the Company, Mr. Hart served as Vice President of Alliance Pharmaceutical from May 1999 to April 2003. From August 1998 to April 2003, Mr. Hart also served as Chief Financial Officer of Alliance Pharmaceutical. He joined Alliance in 1991 as Controller and also served as Treasurer from 1994 through 2003. Previously, Mr. Hart was employed in various financial management positions at Cubic Corporation for over eight years. He was also employed by Ernst & Whinney in San Diego, California as a C.P.A. Mr. Hart is a Certified Public Accountant in the States of California and Tennessee.

Board Composition

Our board of directors consists of eight authorized members. All directors are elected to hold office until our next annual meeting of shareholders and until their successors have been elected. Officers are elected and serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers.

Certain Relationships and Related Transactions

Transactions with Management and Others

Effective April 15, 2002, Samuel Anderson became a consultant to SeraCare Life Sciences pursuant to a three-year Consulting Agreement. Under the terms of this agreement, Mr. Anderson serves as an advisor to the Chief Executive Officer and receives an annual consulting fee of $56,000.

Jerry Burdick is currently our Secretary. Effective August 15, 2004, Jerry Burdick became a consultant to the Company pursuant to a two year Consulting Agreement. Under terms of the Consulting Agreement, Mr. Burdick receives $10,000 per month plus an hourly consulting fee for services performed on behalf of the Company and reimbursement for expenses incurred.

Pursuant to an agreement entered into with the Company on January 3, 2005, Barry D. Plost became a consultant to the Company effective October 1, 2004. Under terms of the two-year Consulting Agreement, Mr. Plost receives $200,000 annually plus reimbursement for expenses incurred.

Certain Business Relationships

The Company is a party to an agreement with Biomat USA, Inc. which sets forth the terms and conditions pursuant to which Biomat USA, Inc. will supply the Company with certain plasma products until January 2006 at prices which will be agreed upon on an annual basis. Under this agreement, Biomat USA, Inc. will also provide plasmapheresis services on donors referred by the Company, including collecting, testing and delivering the plasma. The plasma products provided by Biomat USA, Inc. to the Company under this agreement are subject to minimum quality specifications set forth in the agreement and are subject to specifications for delivery, storage and handling of the plasma in accordance with applicable laws, industry standards and good manufacturing practices.

The Company is also party to an agreement with Instituto Grifols S.A. (a subsidiary of Probitas Pharma S.A.), under which Instituto Grifols S.A. supplies it with Human Serum Albumin, which the Company then distributes to various biotech companies. Under this agreement, Instituto Grifols S.A. also supplies the Company with Human Serum Albumin for use in diagnostic products. The Company obtains a substantial portion of its revenue and operating margin from sales of products incorporating the Human Serum Albumin supplied by Instituto Grifols S.A. under this agreement. The agreement was amended in 2001 to extend its term until March 31, 2006. In connection with an agreement for the supply of Human Serum Albumin that the Company entered into with one of its significant customers, it also amended the terms of the agreement with Instituto Grifols S.A. to conform certain aspects of the agreement with this customer contract.

Probitas Pharma S.A. currently holds a five-year warrant to purchase 563,347 shares of the Company’s common stock at an exercise price of $3.05 per share. On September 25, 2001, Probitas Pharma S.A., through its subsidiary Instituto Grifols S.A., acquired Biomat USA, Inc., our former parent.

The Company purchased from subsidiaries of Biomat USA, Inc. products and services totaling $268,196 during the year ended September 30, 2002, $2,602,950 during the year ended September 30, 2003 and $1,346,075 during the year ended September 30, 2004. During the same periods, the Company purchased plasma products from other subsidiaries of Probitas Pharma S.A. totaling, $8,746,472, $5,790,904 and $4,962,723 respectively. Accounts payable under agreements with these related parties as of September 30, 2004 and 2003 totaled $1,681,192 and $2,414,670 respectively.

Mr. Barry D. Plost is currently Chairman of the Board of Directors of the Company. Mr. Plost is also President and a director of Biomat USA, Inc. and serves as a director of Probitas Pharma S.A. Mr. Plost became a consultant to the Company effective October 1, 2004 for which he is compensated $200,000 annually.

Mr. Jerry L. Burdick, a current Board Member is currently Secretary of the Company. In addition, Mr. Burdick became a consultant to the Company in August 2004. The Company pays Mr. Burdick a monthly fee of $10,000 plus an hourly consulting fee for services performed. Mr. Burdick became a consultant to Biomat USA, Inc. in August 2004.

Mr. Sam Anderson, a current Board Member is a consultant to the Company pursuant to a contract which runs through April 14, 2005. The Company pays Mr. Anderson an annual consulting fee of $56,000.

In October 2003, Dr. Kasten was granted an option to purchase 25,000 shares of common stock at an exercise price equal to the fair market value of the stock at the date of grant. The fair value of the options as determined using the Black-Scholes model was $39,558 in non-cash acquisition costs which was recorded during the year ended September 30, 2004.

In order to fund the cash portion of the purchase price of the BioMedical Resources, Inc. acquisition, the Company borrowed $2,500,000 from Mr. Plost, which loan was secured by all the Company’s assets. Interest was payable at the rate of 6% per annum and was payable in full on or before October 14, 2003. On October 7, 2003, the entire loan was repaid by the Company.

On September 14, 2004, the Company entered into a four-and-one-half-year $4,000,000 Subordinated Note Agreement (“Subordinated Notes”) with certain lenders. Two of the three lenders (Barry Plost and Dr. Bernard Kasten who collectively hold $3,500,000) are members of the board of directors of the Company, and the administrative agent is a corporation controlled by Mr. Plost. The $3,500,000 is classified as long-term notes payable to related parties in the balance sheets. The remaining $500,000 is classified as a component of long-term debt. The Company issued the $4,000,000 in notes under the Note Agreement to fund a portion of the purchase price for the acquisition by the Company of substantially all of the assets of the BBI Diagnostics and BBI Biotech Research Laboratories, Inc. divisions of Boston Biomedica, Inc. Until September 15, 2006, the Subordinated Notes bear interest at a rate equal to 14% per annum, increasing thereafter to 16% per annum. Interest is payable monthly in cash, except that any amount in excess of 14% per annum shall be paid in kind, unless payment in cash is permitted under the Company’s credit agreement with its senior lendors (the “Credit Agreement”) and the Company elects to pay such amount in cash. The Subordinated Notes are due on March 15, 2009, and have no scheduled prepayments or sinking fund requirements. The Subordinated Notes may be repaid at any time prior to March 15, 2005 in an amount equal to the principal thereof plus accrued interest. At any time after March 15, 2005 until and including March 15, 2008, the Subordinated Notes may be prepaid only with the payment of a fee equal to 3% (initially) of the amount to be repaid, declining each year by 1%. Mandatory prepayment of the Subordinated Notes is required upon a change of control in an amount equal to 101% of the principal thereof, plus accrued interest. The Subordinated Notes are secured by substantially all the assets of the Company, second in priority to the lien securing obligations under the Credit Agreement and are subordinated in right of payment to obligations under the Credit Agreement. The Subordinated Notes contains standard representations, covenants and events of default for facilities of this type. Occurrence of an event of default allows the holders to accelerate payment of the Subordinated Notes, in addition to the exercise of other legal remedies, including foreclosing on collateral, subject to the provisions of the subordination agreement with the lenders under the Credit Agreement.

Board of Directors and Committees of Our Board of Directors

Our board of directors held six regular meetings and no special meeting during fiscal 2004. Each of the directors attended at least 75% of the total number of meetings of the board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our board has established the committees described below, and may establish others from time to time. Our board of directors has determined that each of Messrs. Cresci, Jallad, Teng, Kasten and Anderson meet the independence requirements of Nasdaq Marketplace Rule 4200.

Audit Committee

The Audit Committee assists our board of directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of our company, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of our company. The Audit Committee acts pursuant to a written charter. The Audit Committee Charter was originally adopted by our board of directors on November 30, 2001 and was amended and restated on January 2, 2004.

The members of the Audit Committee are Messrs. Cresci (chairman), Teng and Jallad. Our board of directors has determined that each of the members of the Audit Committee qualifies as an “independent” director under the Nasdaq rules applicable to members. The foregoing determination includes the board’s determination that Robert Cresci is an independent director under the Nasdaq rules even though he may be deemed to fall outside of the safe harbor provisions of Rule 10A-3(e)(1(ii) under the Securities Act of 1933 because he serves as a managing member of Pecks Management Partners, Ltd., which is an investment advisor to funds holding approximately 14.7% of our company’s outstanding common stock. Our board of directors has also determined that Mr. Cresci is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

The Audit Committee held four meetings during fiscal 2004. A copy of the report of the Audit Committee is contained in this proxy statement.

Compensation Committee

The Compensation Committee was formed in September 2001 and consists of Messrs. Anderson and Jallad. The Compensation Committee establishes remuneration levels for our executive officers, reviews management organization and development and reviews significant employee benefit programs. The Compensation Committee held four meetings during fiscal 2004. A copy of the report of the Compensation Committee is contained in this proxy statement.

Nominating and Governance Committee

The Nominating and Governance Committee was formed in January 2004 and consists of Messrs. Kasten and Anderson. The Nominating and Governance Committee identifies individuals qualified to become members of the board of directors, develops and recommends to the board a set of corporate governance principles applicable to our company, and takes such other actions within the scope of its charter as the Committee deems necessary or appropriate. A copy of the charter of the Nominating and Corporate Governance Committee can be found in the Corporate Governance section of our Web site at http://www.seracare.com.

Since our spin-off from Biomat USA in September of 2001, we have not received nominations from any shareholders for directors other than our current board members. Accordingly, the Nominating and Corporate Governance Committee has not at this time adopted a formal policy by which our shareholders may recommend director candidates, however the Committee will consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of our company at 1935 Avenida del Oro, Oceanside, California 92056. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board must meet the independence requirements of Nasdaq Marketplace Rule 4200. Candidates should also have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Other than the addition of Michael Crowley, Jr. to our board in July 2002, our board composition has not changed since our spin-off from Biomat USA in September 2001, and our Nominating and Corporate Governance Committee has not yet developed a formal process for identifying or evaluating new nominees to the board. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the Nominating and Corporate Governance Committee may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. The Committee will consider all relevant qualifications as well as the needs of our company in terms of compliance with Nasdaq listing standards and Securities and Exchange Commission rules.

Our Nominating and Corporate Governance Committee recommended to our board of directors the nomination for re-election to our board of each of the above nominees.

Shareholder Communication with Our Board of Directors

Shareholders who wish to communicate with our board of directors or with a particular director may send a letter to the Secretary of our company at 1935 Avenida del Oro, Oceanside, California 92056. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board

Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Our board encourages but does not require board member attendance at our annual meeting. All members of our board attended last year’s annual meeting.

Compensation of Directors

Our board of directors consists of 8 authorized members. Each director, excluding Michael F. Crowley Jr., is entitled to an annual cash fee of $10,000 plus expenses to be paid the first month of each fiscal year, a $1,500 fee for each meeting personally attended and a $500 fee for each meeting telephonically attended. In addition, each director, excluding Michael F. Crowley Jr. and Barry Plost receives annually a fully vested five-year option to purchase 15,000 shares of our common stock with an exercise price equal to 100% of the fair market value (determined in accordance with our 2001 Stock Incentive Plan) of our common stock on the date of the grant. Our Chairman of the Board, Barry D. Plost receives a fully vested five year option to purchase 25,000 shares of our common stock at an exercise price equal to 100% of the fair market value (determined in accordance with our 2001 Stock Incentive Plan) of our common stock on the date of the grant for services performed in his capacity as Chairman of our board of directors.

Each member of our Audit Committee except for Robert Cresci receives a $2,500 annual fee for serving on the Audit Committee. Mr. Robert Cresci receives a cash fee of $7,500 annually and $1,000 for each Audit Committee meeting attended in person and $500 for each such meeting attended electronically for serving as the Audit Committee Chairman. Mr. Cresci also receives a fully vested five-year option to purchase 5,000 shares of the Company’s Common Stock at an exercise price equal to 100% of the fair market value (determined in accordance with our 2001 Stock Incentive Plan) of our common stock on the date of grant for serving as the Audit Committee Chairman. All members of the Audit Committee are entitled to be reimbursed for their expenses in serving on the Audit Committee

Each member of our Compensation Committee except for Samuel Anderson receives a $2,500 annual fee for serving on the Compensation Committee. Mr. Anderson receives a cash fee of $5,000 annually for serving as the Compensation Committee Chairman. All members of the Compensation Committee are entitled to be reimbursed for their expenses in serving on the Compensation Committee.

Other Arrangements with Directors

Effective October 1, 2004, Mr. Barry D. Plost became a consultant to the Company pursuant to a two year agreement for which he is compensated $200,000 annually.

Effective August 19, 2004, Mr. Jerry L. Burdick became a consultant to the Company pursuant to a two year agreement. Under terms of the agreement, the Company pays Mr. Burdick a monthly fee of $10,000 plus an hourly consulting fee for services performed.

Effective April 15, 2002, Samuel Anderson became a consultant to SeraCare Life Sciences pursuant to a three-year Consulting Agreement. Under the terms of this agreement, Mr. Anderson serves as an advisor to the Chief Executive Officer and receives an annual consulting fee of $56,000.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a former or current officer or employee of our company; however, Samuel Anderson is a consultant to our company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or on our Compensation Committee.

Code of Ethics

Our company has adopted a code of ethics that applies to our chief executive officer, chief financial officer and controller. A copy of the code of ethics can be found in the Corporate Governance section of our Web site at http://www.seracare.com.

Equity Security Ownership of Management and Other Beneficial Ownership

The following sets forth information as of December 20, 2004 (the “Reference Date”) with respect to the beneficial ownership of our common stock, (i) by each person known to us to own beneficially more than five percent of our common stock, (ii) by each executive officer and director, and (iii) by all officers and directors as a group.

	Shares of Common Stock Beneficially Owned(1)
Individual / Group	Amount and Nature of Beneficial Ownership	Percent of Class
Barry D. Plost(2)	887,658	8.8

Jerry L. Burdick(3)	236,444	2.4

Dr. Nelson Teng(4)	300,000	3.0

Samuel Anderson(5)	240,341	2.4

Ezzat Jallad(6)	132,000	1.3

Robert Cresci(7)	120,443	1.2

Dr. Bernard Kasten(8)	150,000	1.5

Michael F. Crowley Jr.(9)	154,000	1.5

Tim T. Hart	—	—

Thomas Lawlor	—	—

All officers and directors (10 persons)	2,220,886	20.5

Other beneficial owners:

Pecks Management Partners, Ltd.(10) One Rockefeller Plaza New York, NY 10020	1,459,438	14.7

Ashford Capital Management, Inc.(11) P.O. Box 4172 Wilmington, Delaware 19807	1,000,035	10.1

Probitas Pharma, S.A.(12) Calle de la Marina, 16-18 Torre Mapfre, Pl. 27,	563,347	5.4

*	less than one percent
(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after December 20, 2004, are deemed outstanding; such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated below, the person and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address for each person is c/o SeraCare Life Sciences, Inc., 1935 Avenida del Oro, Oceanside, California 92056.
(2)	185,000 of these shares result from options or warrants that are exercisable within 60 days. Also includes 1,900 shares held by Mr. Plost’s spouse.
(3)	85,000 of these shares result from options that are exercisable within 60 days. Also includes 8,000 shares held by Mr. Burdick’s spouse.
(4)	110,000 of these shares result from options that are exercisable within 60 days.
(5)	85,000 of these shares result from options that are exercisable within 60 days. Also includes 154,861 shares of common stock held by a trust of which Mr. Anderson is trustee and 480 shares held by Mr. Anderson’s spouse. Mr. Anderson disclaims beneficial ownership of the shares held by his spouse.
(6)	70,000 of these shares result from options that are exercisable within 60 days.
(7)	115,000 of these shares result from options that are exercisable within 60 days. Mr. Cresci is a managing director of Pecks Management Partners, Ltd.
(8)	All of these shares result from options that are exercisable within 60 days.
(9)	140,000 of these shares result from options that are exercisable within 60 days.
(10)	According to a Schedule 13F filed with the SEC by Pecks Management Ltd. on November 24, 2003, 1,459,438 shares of common stock are held of record by clients of Pecks Management Ltd. (“Pecks”), and Pecks, in its capacity as investment advisor, may be deemed to have beneficial ownership of all such 1,459,438 shares. Mr. Cresci is a managing director of Pecks Management Partners, Ltd.
(11)	According to a Schedule 13F filed with the SEC by Ashford Capital Management, Inc. on November 15, 2004, 1,000,035 shares of common stock are held of record by clients of Ashford Capital Management, Inc. (“Ashford”), and Ashford, in its capacity as investment advisor, may be deemed to have beneficial ownership of all such 1,000,035 shares.
(12)	All of these shares result from a warrant that is exercisable within 60 days.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the “Section 16 Reporting Persons”) pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, we believe that during fiscal 2004 no filings were filed late by the Section 16 Reporting Persons.

Recommendation of SeraCare Life Sciences Board of Directors

The eight (8) nominees receiving the highest number of votes will be elected to the board of directors.

Our board of directors recommends a vote FOR the election of each of the above nominees as a director.

OTHER INFORMATION

Executive Compensation

Summary Compensation Table

The following table summarizes certain compensation information concerning the annual and long-term compensation for services rendered by Michael F. Crowley Jr., (our Chief Executive Officer) and Tim T. Hart (our Chief Financial Officer) for the three years ended September 30, 2004, 2003 and 2002.

	Period Ended	Annual Compensation(1)				Long-Term Compensation
Name and Principal Position		Salary ($)(2)		Bonus ($)(3)		Securities Underlying Options Granted	Other Compensation ($)
Michael F. Crowley Jr. Chief Executive Officer	September 30, 2004 September 30, 2003 September 30, 2002	$ $ $	191,666 175,000 175,000	$ $ $	100,000 75,000 50,000	45,000 45,000 100,000	$ $ $	9,000 6,550 4,800

Tim T. Hart (4) Chief Financial Officer	September 30, 2004 September 30, 2003	$ $	156,249 54,615	$ $	— —	20,000 20,000	$ $	5,400 1,800

(1)	The annual compensation reported does not include the value of certain perquisites, which in the aggregate did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for the named executive officers.
(2)	Amounts shown include base compensation earned and received by the named executive officers.
(3)	Amounts represent bonuses earned in the fiscal year but paid in the following fiscal year.
(4)	Tim T. Hart was appointed as our Chief Financial Officer on May 20, 2003.

Options

The table below sets forth certain information regarding options granted during fiscal 2004 to the executive officers named in the Summary Compensation Table.

Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price Per Share	Expiration Date	5%	10%
Michael F. Crowley Jr.	45,000	17.1%	$8.19	October 27, 2009	$125,342	$284,359
Tim T. Hart	20,000	7.6%	$8.19	October 27, 2009	$55,708	$126,382

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

	Options Exercised		Number of Securities Underlying Unexercised Options at 9/30/2004		Value of Unexercised In-the-Money Options at 9/30/2004(1)
Name	Shares Acquired	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael F. Crowley Jr.	—	—	140,000	90,000	$1,399,000	$574,200
Tim T. Hart	—	—	—	40,000	$—	$255,200

(1)	Market value of the underlying securities at year-end, less the exercise price of “in-the-money” options.

Employee Incentive Plans

SeraCare Life Sciences provides a 401(k) plan to its employees and makes discretionary matching contributions. Total contributions from SeraCare Life Sciences to this plan for the plan year ended December 31, 2003 were $66,000.

Employment Contracts

Biomat USA, Inc., our former parent, entered into an employment agreement with Michael F. Crowley Jr., effective on November 1, 2000, to serve as our President for a twenty-eight month period. We were assigned this agreement by Biomat USA in connection with our spin off in September 2001, and on October 15, 2001, we awarded Mr. Crowley options to purchase 100,000 shares of our common stock at an exercise price of $3.25 per share, which vests in full on October 15, 2004 and expires on October 15, 2007. We amended the agreement in November 2001 so as to extend Mr. Crowley’s employment through September 25, 2004 and increase his base compensation to $175,000. We further amended the agreement in June 2003 so as to extend Mr. Crowley’s employment through September 25, 2005. Pursuant to the employment agreement, Mr. Crowley received a bonus of $75,000 for fiscal year 2003. On November 16, 2004, we amended Mr. Crowley’s employment agreement to increase his base compensation to $275,000 and to extend the term of his agreement to September 25, 2006. Pursuant to the employment agreement, Mr. Crowley received a bonus of $100,000 for fiscal year 2004.

On November 8, 2004, the Company entered into an employment agreement with Thomas Lawlor pursuant to which Mr. Lawlor will serve as the Company’s Global Chief Operating Officer. The employment agreement has an effective date of December 13, 2004. The employment agreement has an initial term of one year and, in the absence of advance written notice by either party to the other, will be automatically extended for an additional year on each anniversary of the effective date of the employment agreement. The employment agreement provides for the payment of an annual base salary of $250,000 and a one time sign-on bonus of $50,000. The employment agreement also provides for an annual bonus. The annual bonus is to be determined by the Compensation Committee of the Company’s Board of Directors, but must be at least $50,000 per fiscal year subject to a maximum bonus amount of $120,000 for the Company’s fiscal year ending September 30, 2005. Mr. Lawlor is also entitled to participate in and be covered by all other employee health, insurance, 401K and other plans and benefits currently established for the employees of the Company. In addition, the employment agreement provides Mr. Lawlor with a $1,000 per month automobile allowance, paid time off benefits of no less than four weeks per year and reimbursement of all business expenses. If the Company terminates Mr. Lawlor’s employment without cause, or if Mr. Lawlor terminates his employment under certain circumstances set forth in the employment agreement, then Mr. Lawlor shall be entitled to a lump sum payment equal to one times the value of his annual base salary under the employment agreement plus the accrued but unpaid portion of his annual bonus that the Compensation Committee has determined Mr. Lawlor is eligible to receive for the applicable fiscal year. In such event, the unvested portion of Mr. Lawlor’s stock options (described below) that was scheduled to vest if Mr. Lawlor had remained employed by the Company for the remainder of the fiscal year in which his employment is terminated, will vest in full. In the event of a change-in-control of the Company (as defined in the employment agreement) in which all of the following have occurred (i) Mr. Lawlor’s employment agreement is not assumed by the surviving entity, (ii) Mr. Lawlor is not offered a similar position with similar benefits, and (iii) Mr. Lawlor voluntarily resigns following the change-in-control, then any unvested portion of Mr. Lawlor’s stock options (described below) will vest in full and Mr. Lawlor would be entitled to a lump sum payment equal to one and one-half times the value of his annual base salary under the employment agreement plus the accrued but unpaid portion of his annual bonus that the Compensation Committee has determined Mr. Lawlor is eligible to receive for the applicable fiscal year. In accordance with the terms of his employment agreement, on December 13, 2004, the Company granted to Mr. Lawlor a nonqualified stock option to purchase 160,000 shares of the Company’s common stock at an exercise price equal to the closing price per share of the Company’s common stock on December 13, 2004. The stock option vests in three equal annual installments and expires six years from the date of grant. Vesting of the stock option may be accelerated under certain circumstances.

Tim T. Hart has been an at will employee since his appointment as our Chief Financial Officer on May 22, 2003, and is remunerated for his services at an annual rate of $175,000.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors is responsible for oversight of executive compensation and review of SeraCare Life Sciences’ overall compensation programs.

Compensation Philosophy

Generally, SeraCare Life Sciences’ compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for SeraCare Life Sciences’ short- and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

Executive Compensation

The Committee also uses stock option awards made under the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the common stock of SeraCare Life Sciences on the date of the grant, and typically vest at the rate of 33 1/3% per year over three years, unless determined otherwise by the board or other committee overseeing the Plan.

Michael F. Crowley Jr. and Tim T. Hart each received stock option awards in fiscal 2004. The Committee also periodically makes recommendations to the board of directors for additional stock option awards for eligible individuals, including executive officers, based upon a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to SeraCare Life Sciences and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

Chief Executive Compensation

Mr. Crowley became Chief Executive Officer of SeraCare Life Sciences in July 2002. During fiscal 2004, Mr. Crowley received a base salary of $175,000 and a management bonus of $100,000 for the fiscal year 2004, pursuant to the terms of his employment agreement (see “Employment Contracts” above). On November 16, 2004 pursuant to recommendation of the Compensation Committee, the annual base salary of Mr. Crowley was increased to $275,000 and his employment agreement was extended to September 25, 2006.

Effective December 13, 2004, pursuant to recommendation of the Compensation Committee, the Board approved an employment agreement with Thomas Lawlor pursuant to which Mr. Lawlor will serve as the Company’s Global Chief Operating Officer. The employment agreement has an initial term of one year and, in the absence of advance written notice by either party to the other, will be automatically extended for an additional year on each anniversary of the effective date of the employment agreement. The employment agreement provides for the payment of an annual base salary of $250,000 and a one time sign-on bonus of $50,000. The employment agreement also provides for an annual bonus. The annual bonus is to be determined by the Compensation Committee of the Company’s Board of Directors, but must be at least $50,000 per fiscal year subject to a maximum bonus amount of $120,000 for the Company’s fiscal year ending September 30, 2005. Mr. Lawlor is also entitled to participate in and be covered by all other employee health, insurance, 401K and other plans and benefits currently established for the employees of the Company. In addition, the employment agreement provides Mr. Lawlor with a $1,000 per month automobile allowance, paid time off benefits of no less than four weeks per year and reimbursement of all business expenses. In accordance with the terms of his employment agreement, on December 13, 2004, the Company granted to Mr. Lawlor a nonqualified stock option to purchase 160,000 shares of the Company’s common stock at an exercise price equal to the closing price per share of the Company’s common stock on December 13, 2004. The stock option vests in three equal annual installments and expires six years from the date of grant. Vesting of the stock option may be accelerated under certain circumstances.

Other Actions of the Compensation Committee

On November 16, 2004, pursuant to recommendation of the Compensation Committee, the Board of Directors of SeraCare Life Sciences, Inc. (“the Board”) approved revised compensation for members of the Board as follows:

A.	All Board members except Michael Crowley, Jr. and Barry D. Plost shall receive an annual fee of $10,000 in cash and 15,000 shares of the Company’s common stock with an exercise price equal to 100% of the fair market value (determined in accordance with the terms of the Company’s 2001 Stock Incentive Plan) on the date of the grant. Mr. Plost in his capacity as Chairman of the Board shall receive a fully vested five-year option to purchase 25,000 shares of the Company’s common stock at an exercise price equal to 100% of the fair market value (determined in accordance with the terms of the Company’s 2001 Stock Incentive Plan) on the date of the grant. All members of the Board other than Mr. Crowley shall receive $1,500 plus expenses for each in-person Board meeting attended and $500 for each telephonic Board meeting attended.

B.	In addition to the consideration enumerated in A. above, the Board approved annual cash compensation of $2,500 for members of the Audit Committee and Compensation Committee except for the Chairpersons of such committee’s. The Chairman of the Compensation Committee shall receive annual cash consideration of $5,000. The Chairman of the Audit Committee shall receive a fully vested five-year option to purchase 5,000 shares of the Company’s common stock at an exercise price equal to 100% of the fair market value (determined in accordance with the terms of the Company’s 2001 Stock Incentive Plan) on the date of the grant and annual cash consideration of $7,500 plus $1,000 for each in-person Audit Committee meeting attended and $500 for each telephonic Audit Committee meeting attended.

COMPENSATION COMMITTEE

Samuel Anderson

Ezzat Jallad

PERFORMANCE GRAPH

The following graph compares the change in the Company’s cumulative total stockholder return from September 30,2001 to September 30,2004, which includes the last trading day of fiscal 2004, with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Biotechnology Index for that period.

PERFORMANCE GRAPH	9/28/2001	9/30/2002	9/30/2003	9/30/2004
SRLS	$100.00	$177.30	$242.91	$443.26
NASDAQ COMPOSITE	$100.00	$78.20	$119.22	$126.56
NASDAQ BIOTECH	$100.00	$62.60	$97.01	$96.21

Assumes $100 invested on September 28, 2001 in the company’s common stock, the Nasdaq Composite Index and the Nasdaq Biotechnology Index. The reported closing sales price of our common stock on the OTCBB on September 25, 2001, the first day after our spin-off from Biomat USA, Inc., was $1.50. The closing price of our common stock on September 28, 2001, the final trading day of September 2001, was $2.82. The closing price of our common stock on September 30, 2002, the final trading day of September 2002, was $5.00. The closing price of our common stock on September 30, 2003, the final trading day of September 2003, was $6.85. The closing price of our common stock on September 30, 2004, the final trading day of September 2004, was $12.50.

PROPOSAL 2—AMENDMENT TO OUR 2001 STOCK INCENTIVE PLAN

We maintain the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan. Our board of directors approved, subject to shareholder approval, an amendment to the 2001 Stock Incentive Plan that would increase the number of shares of our common stock available for award grants under the 2001 Stock Incentive Plan from 1,500,000 shares to 1,800,000 shares (an increase of 300,000 shares). Shareholders are being asked to approve the amendment.

As of December 31, 2004, approximately 1,043,500 of the 1,500,000 shares then available for award grant purposes under the 2001 Stock Incentive Plan had been issued pursuant to awards granted under the plan or were subject to awards then outstanding under the plan, and approximately 456,500 shares were then available for additional award grants. Our board of directors believes that the additional shares requested under the 2001 Stock Incentive Plan will give us greater flexibility to structure future incentives and better attract, retain and motivate employees, officers and directors.

If the amendment is not approved by shareholders, the current share limit under the 2001 Stock Incentive Plan will remain in effect.

Summary Description of the Plan

The principal terms of the 2001 Stock Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Stock Incentive Plan, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s Web site at http://www.sec.gov and on our Web site at http://www.seracare.com. A copy of the 2001 Stock Incentive Plan document may also be obtained without charge by writing Tim T. Hart at SeraCare Life Sciences, Inc., 1935 Avenida del Oro, Oceanside, California 92056.

Purpose. The purpose of the 2001 Stock Incentive Plan is to promote the success of SeraCare Life Sciences, Inc. and the interests of our shareholders by providing an additional means to attract, motivate, retain and reward eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company.

Awards. The 2001 Stock Incentive Plan authorizes stock options, restricted stock, and stock unit awards. The 2001 Stock Incentive Plan gives us the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option will expire, or other award will vest, not more than 10 years after the date of grant.

Administration. The 2001 Stock Incentive Plan will be administered by our board of directors or by one or more committees appointed by our board of directors. The appropriate acting body is referred to as the “Administrator.” The Administrator is currently our board of directors.

The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price, if any, to be paid for the shares or the award and the vesting and exercisability provisions. Subject to the other provisions of the 2001 Stock Incentive Plan and in addition to such other authority as may be contemplated by the plan, the Administrator has the authority:

•	to permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, or a cashless exercise or third party payment in such manner as may be authorized by the Administrator;

•	to accelerate the receipt or vesting of benefits pursuant to an award;

•	to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; and

•	to determine the fair market value of our stock for plan purposes and to construe and interpret the plan.

Eligibility. Persons eligible to receive awards under the 2001 Stock Incentive Plan include our officers and employees, our directors, and certain consultants and advisors to us. As of December 31, 2004, all of our officers and employees (approximately 250 individuals), including all of our named executive officers, and each of our seven non-employee directors were considered eligible under the 2001 Stock Incentive Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

Transfer Restrictions. Awards under the 2001 Stock Incentive Plan are generally not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. The Administrator may permit certain award transfers, such as for estate or tax planning purposes.

Limits on Awards; Authorized Shares. The maximum number of shares of our common stock that may be issued or delivered pursuant to awards granted under the 2001 Stock Incentive Plan is 1,500,000 shares; however, this maximum will increase to 1,800,000 shares if shareholders approve the proposed plan amendment. The 2001 Stock Incentive Plan limits the total number of shares that may be issued or delivered pursuant to the exercise of incentive stock option grants under the plan to 1,000,000 shares. The 2001 Stock Incentive Plan also limits the total number of shares subject to options, or all awards, that may be granted under the 2001 Stock Incentive Plan during any calendar year to 150,000 shares for any one individual.

As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Stock Incentive Plan and the then-outstanding awards, as well as exercise or purchase prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders.

The 2001 Stock Incentive Plan will not limit the authority of our board of directors or the Administrator to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Stock Options. An option is the right to purchase shares of common stock at a future date at a specified price, which is referred to as the exercise price of the option. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards Under the Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2001 Stock Incentive Plan.

Exercise Price. The per share exercise price of each option will be determined by the Administrator at the time of grant. Except for options granted pursuant to an assumption or substitution for other options (such as in the context of a merger or acquisition), in no case will the per share exercise price of an option be less than the fair market value of a share of our common stock on the date of grant of the option. Full payment for shares purchased on the exercise of an option must be made at the time of such exercise in a manner approved by the Administrator.

Restricted Stock Awards. A restricted stock award is an award typically for a fixed number of shares of our common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares. The restrictions may include, for example, continued service only and/or performance standards.

Stock Units. A stock unit is a bookkeeping entry measured in shares of our common stock. Vested stock units may be paid out in our common stock or in cash, subject to terms and conditions imposed by the Administrator. The Administrator may award stock units to participants, may allow participants to defer other compensation or award payment in the form of a stock unit credit, and may grant stock units in exchange for other awards.

Acceleration of Awards; Possible Early Termination of Awards. Unless the administrator acts in advance of a Change in Control Event to prevent the acceleration of awards, upon a Change in Control Event each option will become immediately vested and exercisable and each award of restricted stock will immediately vest free of restrictions. Awards may terminate to the extent that they are vested and not exercised prior to a Change in Control Event or other event that we do not survive. A “Change in Control Event” under the 2001 Stock Incentive Plan generally includes (1) our dissolution or liquidation, (2) certain mergers and other reorganizations in which our shareholders do not continue to own at least half of our stock or our successor’s stock following the transaction, (3) certain sales of all or substantially all of our business or assets, (4) certain persons acquiring 25% or more of our outstanding voting stock, and (5) certain changes in a majority of our board of directors over a period not longer than two years.

Termination of or Changes to the Plan. Our board of directors may amend or terminate the 2001 Stock Incentive Plan at any time and in any manner. Shareholder approval for an amendment will generally not be obtained unless shareholder approval for the amendment is required by applicable law. Unless previously terminated by our board of directors, the 2001 Stock Incentive Plan will terminate on September 24, 2011. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the rights of the holder.

U.S. Federal Income Tax Consequences of Awards under the Plan. The U.S. federal income tax consequences of the 2001 Stock Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Stock Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to a nonqualified stock option, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to an incentive stock option under Section 422 of the U.S. Internal Revenue Code, we are generally not entitled to a deduction nor does the optionee recognize income at the time of exercise, although the optionee may be subject to the U.S. federal alternative minimum tax.

With respect to purchases of restricted shares, if the shares are subject to a substantial risk of forfeiture the purchaser has income equal to the excess of the fair market value of the shares over the price paid (if any) for the shares only at the time the restrictions lapse (unless the purchaser elects to accelerate recognition as of the date of grant). A purchaser of shares that are not subject to a substantial risk of forfeiture has income at the time of purchase equal to the excess of the fair market value of the shares at that time over the price paid (if any) for the shares. Stock unit awards are generally subject to tax at the time of payment. In each of the foregoing cases, we will generally have a corresponding deduction at the time the award recipient recognizes income.

If an award is accelerated under the 2001 Stock Incentive Plan in connection with a change in control (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, we may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

Specific Benefits; Historical Grants Under the Plan. We have not approved any awards under the 2001 Stock Incentive Plan that are contingent on shareholder approval of the proposed plan amendment. If the additional shares that will be available under the 2001 Stock Incentive Plan if shareholders approve the proposed plan amendment had been available for award purposes in fiscal 2004, we expect that our award grants for fiscal 2004 would not have been substantially different from those actually made under the plan.

For information regarding stock options granted to our directors and named executive officers during fiscal 2004, see the material under the heading “Proposal 1—Election of Directors—Compensation of Directors” above, and under the heading “Other Information—Executive Compensation” above. For additional information regarding past option grants under the 2001 Stock Incentive Plan, see the “Aggregate Past Grants under the 2001 Stock Incentive Plan” table below.

We are not currently considering any specific additional awards under the 2001 Stock Incentive Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the plan, if shareholders approve the proposed plan amendment, cannot be determined at this time.

The closing market price for a share of our common stock on December 31, 2004 was $14.92 per share.

AGGREGATE PAST GRANTS UNDER THE 2001 STOCK INCENTIVE PLAN

As of December 31, 2004, options covering 1,043,500 shares of our common stock had been granted under the 2001 Stock Incentive Plan. Of these options, the following number of shares have been granted subject to options to the persons and groups identified below:

Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of December 31, 2004
			Exercisable	Unexercisable
Executive Group:
Michael F. Crowley, Jr. Chief Executive Officer	190,000	—	100,000	90,000
Tim T. Hart Chief Financial Officer	40,000	—	—	40,000

Total for Executive Group	230,000	—	100,000	130,000

Non-Executive Director Group:
Barry D. Plost	145,000	—	145,000	—
Jerry L. Burdick	60,000	—	60,000	—
Samuel Anderson	60,000	—	60,000	—
Ezzat Jallad	70,000	—	70,000	—
Dr. Nelson Teng	70,000	—	70,000	—
Robert J. Cresci	75,000	—	75,000	—
Dr. Bernard Kasten	110,000	—	110,000	—

Total for Non-Executive Director Group	590,000	—	590,000	—

Each other person who has received 5% or more of the options	—	—	—	—
All Employees, including all current officers who are not executive officers or directors, as a group	223,500	4,998	—	218,502

Total	1,043,500	4,998	690,000	348,502

Each of the non-executive directors identified above is a nominee for re-election as a director at the 2005 annual meeting.

Securities Authorized for Issuance Under Equity Compensation Plan

Equity Compensation Plans Approved by Stockholders. We maintain the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan. On September 25, 2001, we granted to each of Messrs. Plost, Burdick, Teng, Kasten, Cresci, Jallad and Anderson options to purchase 40,000 shares of our common stock at an exercise price of $1.00 per share. These options were granted outside the scope of the 2001 Stock Incentive Plan. Our 2001 Stock Incentive Plan and the September 25, 2001 option grants referred to in the previous sentence were approved by our shareholders in September 2001. The September 25, 2001 option grants referred to above are fully vested and have a maximum term of five years from the date of grant.

Equity Compensation Plan Not Approved by Stockholders. On October 4, 2001, we granted options covering an aggregate of 40,000 shares to certain consultants for services that have been rendered. These options were not granted under the 2001 Stock Incentive Plan, and we were not required to obtain shareholder approval for these options. Each of these options was fully vested at grant and has a maximum term of three years from the date of grant. These options were exercised in November 2004.

Summary Table. The following table sets forth, for our 2001 Stock Incentive Plan and the other option grants referred to above, the number of shares of our common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of September 30, 2004.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by shareholders	1,133,500	(1)	$5.45	576,500	(2)
Equity compensation plans not approved by shareholders	40,000		$5.00	—

(1)	Of these shares 923,500 are subject to options granted under the 2001 Stock Incentive Plan and an aggregate of 210,000 are subject to the September 25, 2001 option grants to Messrs. Plost, Burdick, Teng, Kasten, Cresci, Jallad and Anderson.
(2)	Reflects shares then available for award grants under the 2001 Stock Incentive Plan. All of the shares available under the 2001 Stock Incentive Plan are available for grant subject to stock options, restricted stock or other awards authorized under the 2001 Stock Incentive Plan.

Vote Required

To approve the amendment to the 2001 Stock Incentive Plan, holders of a majority of the shares represented at the annual meeting and voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the proposed amendment to the 2001 Stock Incentive Plan. With respect to this proposal, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on this matter.

Our board recommends a vote FOR the proposed amendment to the 2001 Stock Incentive Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendment, unless the proxy indicates a vote against approval or an abstention from voting.

PROPOSAL 3—APROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Shareholders are being asked to approve the SeraCare Life Sciences, Inc. Employee Stock Purchase Plan (the “ESPP”), which was adopted by our board of directors on January 3, 2005, subject to shareholder approval.

Under the ESPP, shares of our common stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of our common stock during periodic offering periods. The ESPP will not be effective without shareholder approval.

Our board of directors believes that the ESPP will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our shareholders.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which has been filed as an exhibit to the copy of this Proxy Statement as ANNEX B that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s Web site at http://www.sec.gov or on our Web site at http://www.seracare.com. A copy of the ESPP document may also be obtained without charge by writing Tim T. Hart at SeraCare Life Sciences, Inc., 1935 Avenida del Oro, Oceanside, California 92056.

Purpose. The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of our common stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in our employ and to advance the best interests of SeraCare Life Sciences, Inc. and those of our shareholders.

Operation of the ESPP. The ESPP will operate in successive periods referred to as “Offering Periods.” Only one Offering Period may be in effect at any one time. We are currently considering operating the ESPP in monthly Offering Periods, and if shareholders approve the ESPP, we currently expect that the first Offering Period will commence on or about March 1, 2005. We may change the duration of Offering Periods from time to time, provided that no one Offering Period may be longer than 12 months in duration.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our common stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period. Amounts contributed to the ESPP constitute general corporate assets of SeraCare Life Sciences, Inc. and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Exercise Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the Exercise Date by the Option Price for that Offering Period. We have the flexibility of establishing the “Option Price” applicable to each Offering Period, provided that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility. Only certain employees will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must:

•	be employed by SeraCare Life Sciences, Inc. or one of our subsidiaries that has been designated as a participating subsidiary;

•	be customarily employed for more than 20 hours per week;

•	be customarily employed for more than five months per calendar year; and

•	have been employed by SeraCare Life Sciences, Inc. or one of our subsidiaries for at least 90 days.

As of December 31, 2004, approximately 240 employees of SeraCare Life Sciences, Inc., including all of our named executive officers, would have been eligible to participate in the ESPP had the plan then been in effect.

Limits on Authorized Shares; Limits on Contributions. If shareholders approve the ESPP, a maximum of 300,000 shares of our common stock will be available for delivery under the plan.

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•	A participant cannot purchase more than 3,000 shares of our common stock under the ESPP in any one Offering Period.

•	A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•	A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of SeraCare Life Sciences, Inc. or one of our subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

We have the flexibility to change the 15%-contribution and the 3,000-share limits referred to above from time to time without shareholder approval. However, we cannot increase the 300,000-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without shareholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Anti-dilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our shareholders.

Termination of Participation. A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by SeraCare Life Sciences, Inc. or one of our participating subsidiaries or the participant is no longer scheduled to work more than 20 hours per week or five months per calendar year.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions. A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration. The ESPP is administered by our board of directors or by a committee appointed by our board of directors. Our board of directors has appointed the Compensation Committee of our board of directors as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans. The ESPP does not limit the ability of our board of directors or any committee of our board of directors to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Amendments. Our board of directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Shareholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without shareholder approval and without limiting our board of directors’ amendment authority, designate those subsidiaries of SeraCare Life Sciences, Inc. whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Termination. No new Offering Periods will commence under the ESPP on or after January 3, 2015, unless our board of directors terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and does not describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which we are generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. We will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares, or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. We will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and we generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the purchase price paid for the shares, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. We will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Securities Underlying Awards. The closing price of a share of our common stock as of December 31, 2004 was $14.92 per share

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of our common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

Vote Required

To approve the adoption of the ESPP, holders of a majority of the shares represented at the annual meeting and voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the ESPP. With respect to this proposal, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on this matter.

Members of our board of directors who are also employees or officers of SeraCare Life Sciences, Inc. are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP.

Our board of directors believes that the adoption of the ESPP will promote our interests and the interests of our shareholders and continue to enable us to attract, retain and reward persons important to our success. Accordingly, our board of directors recommends a vote FOR the adoption of the ESPP. The shares represented by the proxies received will be voted FOR approval of the ESPP, unless the proxy indicates a vote against approval or an abstention from voting.

EQUITY COMPENSATION PLAN INFORMATION

For a discussion of our Equity Compensation Plan information, please see pages 21 and 22 of this Proxy Statement.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee assists the board of directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of the Company. The Audit Committee acts pursuant to a written charter. The Audit Committee Charter was originally adopted by the Board of Directors on November 30, 2001 and was amended and restated on January 2, 2004.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s auditors are responsible for performing an independent audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

During the fiscal year the Audit Committee met and held discussions with management and the independent auditors. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.”

The Audit Committee reviewed and discussed the audited financial statements of SeraCare Life Sciences as of and for the year ended September 30, 2004 with management and the independent auditors, and the board of directors including the Audit Committee received an opinion of KPMG LLP as to the conformity of such audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met regularly with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of SeraCare Life Sciences’ internal controls and the overall quality of SeraCare Life Sciences’ accounting procedures.

In addition, the Audit Committee obtained from KPMG LLP written documentation describing all relationships between KPMG LLP and SeraCare Life Sciences that might bear on KPMG LLP’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with KPMG LLP any relationships that may have an impact on its objectivity and independence and satisfied itself as to KPMG LLP’s independence.

Based on the above-mentioned review and discussions with management and KPMG LLP, and subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors that SeraCare Life Sciences’ audited financial statements be included in SeraCare Life Sciences’ Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Robert Cresci

Ezzat Jallad

Nelson Teng

Relationship with Independent Public Accountants

KPMG LLP is the independent accountant for the Company for fiscal 2004. The Company’s independent accountant is appointed by the Audit Committee of the Company’s Board of Directors. The Audit Committee has reappointed KPMG LLP as the Company’s independent accountant for fiscal 2005. Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement at the annual meeting if they so desire. The representatives are also expected to be available to respond to appropriate questions.

Fees to Independent Public Accountants

For the fiscal years ended September 30, 2004 and 2003, fees for services provided by KPMG LLP were as follows:

Audit and Non-Audit Fees

The following table presents fees for professional audit and other services rendered by KPMG LLP for the years ended September 30, 2004 and 2003.

	For the fiscal year ended September 30,
	2004	2003
Audit Fees	$131,300	$147,000
Audit related fees	$210,283	$59,000
Tax fees	$35,871	$14,500
All other fees	$—	$—

Total	$377,454	$220,500

Audit Fees

Audit fees relate to services rendered in connection with the annual audit of the Company’s financial statements, quarterly reviews of financial statements included in the Company’s quarterly and annual reports on Form 10-Q and Form 10-K.

Audit Related Fees

Audit related fees consisted principally of fees relating to due diligence services and fees for certain SEC registration statement services.

Tax Fees

Tax services consisted of fees for tax consultation and tax compliance services.

All Other Fees

There were no other fees incurred during fiscal 2004 or 2003.

The Audit Committee has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence. Our pre-approval policy is that all audit and non-audit services provided by our principal independent accountants must be approved in advance by the Audit Committee. 100% of the services performed by KPMG LLP during fiscal 2004 were approved in advance by the Audit Committee.

Fees Paid to Auditors Other than KPMG

During the fiscal year ended September 30, 2004, the Company paid fees to Deloitte & Touche, LLP in the amount of $11,500 and to BDO Seidman, LLP in the amount of $6,000 for services in connection with obtaining the consent of those firms to the incorporation by reference of certain financial statements into certain of our registration statements and other SEC filings.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Shareholder proposals which are intended to be presented by shareholders at our 2006 annual meeting of shareholders must be received by the Secretary of our company at our principal executive offices no later than November 18, 2005, in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act. In addition, our Bylaws require that, among other things, shareholders give written notice of any proposal or the nomination of a director to the Secretary of our company not less than 60 days nor more than 90 days prior to the scheduled 2006 annual meeting of shareholders. We currently anticipate that our 2006 annual meeting of shareholders will be held on February 9, 2006. Shareholder proposals or the nominations for director that do not meet the notice requirements set forth above will not be acted upon at the 2006 Annual Meeting.

GENERAL

Our annual report to shareholders accompanying this proxy statement includes our Form 10-K for our fiscal year ended September 30, 2004, that was filed with the Securities and Exchange Commission on December 14, 2004. Our financial statements, as contained in pages F-1 through and including F-26 of the Form 10-K, are incorporated by reference into this proxy statement.

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Jerry L. Burdick Secretary

Oceanside, California

January 10, 2005

ANNEX A

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

(Electronic Filing Only)

A-i

A-ii

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

1. THE PLAN

1.1 Purpose

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. “Corporation” means SeraCare Life Sciences, Inc. and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

1.2 Administration and Authorization; Power and Procedure.

(a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

(vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

(vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

The provisions of Section 4 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to such Options, Board approval or ratification shall be required for any material amendment to any such Option.

(c) Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 Participation

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4 Shares Available for Awards; Share Limits.

(a) Shares Available. Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

(b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 1,800,000* shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,000,000 shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 150,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any individual shall be 150,000. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

(c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of

*	- Reflects the amendment approved by the Board to increase the number of shares of Common Stock that may be issued under the Plan by 300,000 shares, which amendment is subject to approval by shareholders at the 2005 annual meeting.

performance share awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6 Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Award Date.

1.7 Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 No Transferability; Limited Exception to Transfer Restrictions.

(a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge, (ii) Awards shall be exercised only by the Participant, and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).

(c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i) transfers to the Corporation,

(ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

(iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing or anything in Section 1.8(b) to the contrary, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

2. OPTIONS.

2.1 Grants.

One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2 Option Price; Vesting.

(a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in no case shall it be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee, by a cashless exercise pursuant to such rules as the Committee may adopt; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by a cashless exercise or by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

(c) Vesting. Unless otherwise provided by the Committee in the applicable Award Agreement, each Option shall vest as to one-third of the number of shares subject thereto on each of the first, second, and third anniversaries of the Award Date of the Option, subject to earlier termination pursuant to Section 2.6 and Section 5.2.

2.3 Limitations on Grant and Terms of Incentive Stock Options.

(a) $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4 Limits on 10% Holders.

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5 Waiver of Restrictions.

Subject to Section 1.4 and Section 5.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the restrictions upon or (subject to Section 2.3(b)) the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means.

2.6 Effects of Termination of Employment or Service.

(a) Options—Resignation or Dismissal. If the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate

(b) Options—Death or Disability. If the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

(c) Options—Retirement. If the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

(d) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

2.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3. RESTRICTED STOCK AND STOCK UNIT AWARDS.

Subject to any applicable limitations under California law and to such rules and procedures as the Committee may establish from time to time:

3.1 Grants.

(a) Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b) Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

(c) Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

3.2 Restrictions.

(a) Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

(c) Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

3.3 Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in the applicable terms of the Award.

4. NON-EMPLOYEE DIRECTOR OPTIONS

4.1 Participation.

Options under this Article 4 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

4.2 Annual Option Grants.

Notwithstanding any other provision of this Section 4.2 to the contrary, no new Option shall, unless otherwise expressly provided by the Board, be granted under this Section 4.2 on or after September 30, 2002. The other provisions of this Section 4.2 shall, however, remain in effect as to Options granted under this Section 4.2 prior to such date.

(a) Annual Awards. Immediately following the annual shareholders meeting in each year during the term of the Plan there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

(b) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 4.2 in any calendar year.

4.3 Option Price.

The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 4.2 hereof shall be 100 percent of the Fair market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 4 shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

4.4 Option Period and Exercisability.

Each Option granted under this Article 4 and all rights or obligations thereunder shall expire five years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 4.2 shall be fully vested and exercisable as of the applicable Award Date.

4.5 Termination of Directorship.

If a Non-Employee Director’s services as a member of the Board of Directors terminate for any reason, an Option granted pursuant to this Article held by such Participant remain exercisable for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

4.6 Adjustments.

Options granted under this Article 4 shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee’s actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

4.7 Termination Upon a Change in Control or Other Event.

Each Option granted under this Article 4 is subject to termination in accordance with Section 5.2(b).

5. OTHER PROVISIONS

5.1 Rights of Eligible Persons, Participants and Beneficiaries.

(a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b) No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.2 Adjustments; Acceleration.

(a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of

Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 5.10(c)) the performance standards appropriate to any outstanding Awards, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or strike price of the Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

(b) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan is fully vested or has been fully accelerated as required or permitted by Section 4.7 or Section 5.2(c), but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 5.2(a) that the Corporation does not survive, or (3) the consummation of an event described in Section 5.2(a) involving a Change of Control Event, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(c) Acceleration of Awards Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1) each Option shall become immediately exercisable, and

(2) Restricted Stock shall immediately vest free of restrictions.

Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

The Committee may override the limitations on acceleration in this Section 5.2(c) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 5.2(d)), a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

(d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

(e) Golden Parachute Limitation. In no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

5.3 Effect of Termination of Service on Awards.

(a) General. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise specified, the date of termination shall be (1) the date of termination (for any reason whatsoever) of the Participant’s employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination if a person’s status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

(b) Termination of Consulting or Affiliate Services. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant’s termination of services for purposes of this Plan shall be the date which is 10 days after the Company’s mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

(c) Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award or Stock Unit Award, to the extent such Award has not vested as of the applicable Severance Date shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not vested shall terminate. Vested Options are subject to the provisions of Section 2.6.

(d) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(e) Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.4 Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

5.5 Tax Matters.

Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.

5.6 Plan and Award Amendments, Termination and Suspension.

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Shareholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b) and 5.6(d)) may make other changes to the terms and conditions of Awards.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

(e) ISO Acceleration. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

5.7 Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

5.8 Effective Date of the Plan.

This Plan is effective as of September 24, 2001.

5.9 Term of the Plan.

No Award will be granted under this Plan after September 24, 2011 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

5.10 Governing Law/Construction/Severability.

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

(b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

(1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

(2) Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

5.11 Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12 Effect of Change of Subsidiary Status.

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.13 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

5.14 Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.15 No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

5.16 Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6. DEFINITIONS.

6.1 Definitions.

(a) “Award” means an award of any Option, Restricted Stock, Stock Unit, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b) “Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

(d) “Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f) “Board” means the Board of Directors of the Corporation.

(g) “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Committee acting in good faith and based on its reasonable belief at the time, that the Participant:

(1) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or incapable of performing those duties; or

(2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(3) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(h) “Change in Control Event” means any of the following:

(1) The dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, in substantially the same proportions, by shareholders of the Corporation immediately before the Business Combination; and (B) no person (as defined in clause (h)(3) below, but excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

(3) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (h) (2) above.

(4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each new Board member was approved by a vote of at least /two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Commission” means the Securities and Exchange Commission.

(k) “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

(l) “Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(m) “Company” means, collectively, the Corporation and its Subsidiaries.

(n) “Corporation” means SeraCare Life Sciences, Inc., a California corporation, and its successors.

(o) “Eligible Employee” means an officer (whether or not a director) or employee of the Company.

(p) “Eligible Person” means an Eligible Employee, Non-Employee Director or any Other Eligible Person designated by the Committee in its discretion.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Excluded Person” means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendant or related party of or to any such person), (3) the Company, or (4) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

(s) “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the last price of the stock as so furnished on the next preceding date on which there was trading in such shares; or (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported by the NASD through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, the value as established by the Committee at such time for purposes of this Plan (if the price of the stock is furnished by the NASD through the NASDAQ SmallCap Market, the Committee’s determination of Fair Market Value may be based on, without limitation, the last price and/or the mean between the bid and asked prices for the stock as of the relevant date or as of the last date that there was trading in the stock, as applicable).

(t) “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(u) “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(v) “Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w) “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

(x) “Other Eligible Person” means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation’s compliance with any other applicable laws.

(y) “Participant” means an Eligible Person who has been granted an Award under this Plan.

(z) “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(aa) “Plan” means this 2001 Stock Incentive Plan, as it may be amended from time to time.

(bb) “QDRO” means a qualified domestic relations order.

(cc) “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting

(which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(dd) “Retirement” means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

(ee) “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(ff) “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

(gg) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(hh) “Severance Date” means the date of termination of employment or service as further defined in Section 5.3.

(ii) “Stock Appreciation Right” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

(jj) “Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(kk) “Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

(ll) “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(mm) “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

Exhibit A

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT

THIS DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”) by and between SeraCare Life Sciences, Inc. a California corporation (the “Corporation”), and                      (the “Participant”) evidences the nonqualified stock option (the “Option”) granted by the Corporation to the Participant pursuant to Article 4 of the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan (the “Plan”) as to the number of shares of the Corporation’s Common Stock, no par value, first set forth below.

Number of Shares of Common Stock:[1]	Award Date:
Exercise Price per Share:[1] $	Expiration Date:[1,2]

The Option is fully vested as of the Award Date. The Option is granted under the Plan and is subject to the Terms and Conditions of Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein, and the Participant acknowledges receipt of a copy of the Terms and the Plan.

“PARTICIPANT”	“SERACARE LIFE SCIENCES, INC.” (a California corporation)

Signature

By:
Print Name

Its:
Address

City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

[1]	Subject to adjustment under Section 4.6 of the Plan.
[2]	Subject to early termination under Section 4.5 or 4.7 of the Plan.

TERMS AND CONDITIONS OF OPTION

1. Vesting; Limits on Exercise.

As set forth in the Option Agreement, the Option is vested as of the Award Date. The Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 1001 shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2. No Service Commitment.

Nothing contained in this Option Agreement or the Plan constitutes a service commitment by the Company, confers upon the Participant any right to remain in the Company’s service, or interferes in any way with the right of the Company to terminate such service or to decrease the Participant’s other compensation.

3. Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

•	delivery of an executed Exercise Agreement in substantially the form attached hereto as Attachment A or such other form as from time to time may be required by the Committee (the “Exercise Agreement”);

•	payment in full for the Exercise Price of the shares to be purchased in a manner permitted by Section 4.3 of the Plan; and

•	any written statements or agreements required pursuant to Section 5.4 of the Plan.

4. Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event:

•	the Participant ceases to be a member of the Board as provided in Section 4.5 of the Plan, or

•	of the termination of the Option pursuant to Section 4.7 of the Plan.

5. Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.8 of the Plan.

6. Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address given beneath the Participant’s signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

7. Plan.

The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Participant acknowledges reading and understanding the Plan. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8. Entire Agreement.

This Option Agreement (together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 5.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Governing Law; Limited Rights.

9.1. California Law. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles thereunder.

9.2. Limited Rights. The Participant has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 5.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 5.15 of the Plan.

(Remainder of Page Intentionally Left Blank)

ATTACHMENT A

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

DIRECTOR OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of                     (the “Option Agreement”) under the SeraCare Life Sciences, Inc. Stock Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase shares of Common Stock, no par value per share (the “Shares”), of SeraCare Life Sciences, Inc., a California corporation (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ .

Capitalized terms are defined in the Plan if not defined herein.

Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:

Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

“PURCHASER”	ACCEPTED BY:

SERACARE LIFE SCIENCES, INC.
(a California corporation)
Signature
By:
Print Name
Print Name:
Address	Title:

City, State, Zip Code	(To be completed by the Corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

ANNEX B

SERACARE LIFE SCIENCES, INC.

EMPLOYEE STOCK PURCHASE PLAN

B - i

SERACARE LIFE SCIENCES, INC.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the SeraCare Life Sciences, Inc. Employee Stock Purchase Plan.

1. PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2. DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock, no par value per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means (1) if the Eligible Employee is a salaried employee, the Eligible Employee’s regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee’s regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the Eligible Employee’s regularly scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means SeraCare Life Sciences, Inc., a California corporation, and its successors.

“Effective Date” means January 3, 2005, the date this Plan was adopted by the Board.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.” Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a) who has been employed by the Corporation or a Subsidiary for less than ninety (90) days; or

(b) whose customary employment is for 20 hours or less per week; or

(c) whose customary employment is for not more than five months in a calendar year.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Exercise Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Fair Market Value” on any date means:

(a) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal, or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in The Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

(b) if the Common Stock is not listed or admitted to trade on a national securities exchange, but is traded on the Nasdaq National Market or the Nasdaq SmallCap Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“Offering Period” means a period of time with respect to which Options are granted under the Plan, the time and duration of which shall be established by the Committee in accordance with Section 5.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

“Participation Agreement “ means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(e).

“Plan” means this SeraCare Life Sciences, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3. ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a) Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 300,000 shares, subject to adjustments pursuant to Section 17.

(b) Individual Share Limit. The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 3,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”). The Committee may amend the Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without shareholder approval.

(c) Shares Not Actually Delivered. Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5. OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. The Committee shall determine from time to time when Offering Periods will be offered during the term of this Plan. In advance of any Offering Period, the Committee shall establish the Grant Date and Exercise Date for that Offering Period; provided that no one Offering Period shall be longer than 12 months and no Offering Period after the first Offering Period shall commence on or before the Exercise Date for the immediately preceding Offering Period. The first Offering Period shall commence as of the date determined by the Board or Committee, which shall be no earlier than the Effective Date. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period.

6. PARTICIPATION

(a) Enrollment. An Eligible Employee may become a participant in this Plan by completing a Participation Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Participation Agreement must be signed by the Eligible Person and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b) Contribution Limits. Notwithstanding the foregoing, a Participant may not elect to contribute more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules or procedures for Contributions.

(c) Content and Duration of Participation Agreements. Participation Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Participation Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new Participation Agreement be executed and filed with the Corporation.

7. METHOD OF PAYMENT OF CONTRIBUTIONS

(a) Participation Accounts. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b) Payroll Deductions. Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

(c) Changes in Contribution Elections. A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election. Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Participation Agreements are not permitted.

(d) Discontinuance of Plan Contributions (Other Than a Withdrawal). A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election.

(e) Withdrawal During an Offering Period. A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts are not permitted.

(f) Leaves of Absence. During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8. GRANT OF OPTION

(a) Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Exercise Date. The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limits of Section 8(c).

(b) Exercise Price. The Committee shall establish the method for determining the Exercise Price per share of the shares subject to an Option for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b). The Committee may provide prior to the start of an Offering Period that the Exercise Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of that Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Exercise Date of that Offering Period, or (3) the lesser of the Fair Market Value of a share on the Grant Date of that Offering Period or the Fair Market Value of a share on the Exercise Date of that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

(c) Limits on Share Purchases. Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in the effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1) it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9. EXERCISE OF OPTION

(a) Purchase of Shares. Unless a Participant withdraws pursuant to Section 7(e) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such Participant’s Account.

(b) Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10. DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a) General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b) Change in Eligible Status; Leave. If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant’s Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

(c) Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Participation Agreement and such Participant must file a new Participation Agreement to resume Plan participation in any succeeding Offering Period.

(d) Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12. ADMINISTRATION

(a) The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b) Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

(c) Decisions of the Committee are Binding. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d) Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13. DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14. TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15. USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16. REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17. ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

(b) make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

18. POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19. TERM OF PLAN; AMENDMENT OR TERMINATION

(a) Effective Date. Subject to Section 19(b), this Plan shall become effective as of the Effective Date.

(b) Shareholder Approval. Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the shareholders of the Corporation within twelve months after the Effective Date. Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued or delivered under this Plan until such shareholder approval is obtained and, if such shareholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant’s Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

(c) Termination. No new Offering Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

(d) Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(e) Certain Additional Committee Authority. Notwithstanding the amendment provisions of Section 19(d) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date shareholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require shareholder approval.

20. NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21. CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22. PLAN CONSTRUCTION

(a) Section 16. It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the

Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b) Section 423. This Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c) Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23. EMPLOYEES’ RIGHTS

(a) No Employment Rights. Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

(b) No Rights to Assets of the Company. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Participation Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c) No Shareholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24. MISCELLANEOUS

(a) Governing Law. This Plan, the Options, Participation Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of California.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d) No Effect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25. TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26. NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this      day of             , 2005.

SERACARE LIFE SCIENCES, INC.

By:
Its:

PROXY

SERACARE LIFE SCIENCES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE COMPANY FOR ANNUAL MEETING, FEBRUARY 10, 2005

The undersigned, a shareholder of SERACARE LIFE SCIENCES, INC., a California corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and a copy of the Company’s Annual Report to Shareholders for its fiscal year ended September 30, 2004; and, revoking any proxy previously given, hereby constitutes and appoints Michael F. Crowley Jr. and Tim T. Hart, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Four Seasons Aviara Resort, 7100 Four Seasons Point, Carlsbad, CA 92009, on February 10, 2005 at 9:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

SERACARE LIFE SCIENCES, INC.

FEBRUARY 10, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES,

“FOR” THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN AND “FOR” THE EMPLOYEE STOCK PURCHASE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. TO ELECT EIGHT DIRECTORS					2. TO APPROVE AN AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD GRANTS UNDER THE PLAN.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	o o	Samuel Anderson Jerry L. Burdick
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o o o	Robert J. Cresci Michael F. Crowley, Jr. Ezzat Jallad		3. TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	o o o	Dr. Bernard Kasten Barry D. Plost Dr. Nelson Teng		4. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				•

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE IN PROPOSAL 1, FOR THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN AND FOR THE EMPLOYEE STOCK PURCHASE PLAN. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

SERACARE LIFE SCIENCES, INC.

February 10, 2005

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

– OR –

TELEPHONE – Call toll-free 1-800-PROXIES

(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

– OR –

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM

Eastern Time the day before the cut-off or meeting date.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES,

“FOR” THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN AND “FOR” THE EMPLOYEE STOCK PURCHASE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. TO ELECT EIGHT DIRECTORS					2. TO APPROVE AN AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD GRANTS UNDER THE PLAN.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	o o	Samuel Anderson Jerry L. Burdick
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o o o	Robert J. Cresci Michael F. Crowley, Jr. Ezzat Jallad		3. TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	o o o	Dr. Bernard Kasten Barry D. Plost Dr. Nelson Teng		4. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				•

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE IN PROPOSAL 1, FOR THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN AND FOR THE EMPLOYEE STOCK PURCHASE PLAN. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.